UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 30, 2008

WEINGARTEN REALTY INVESTORS
(Exact name of Registrant as specified in its Charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (713) 866-6000

Not applicable
(Former name or former address, if changed since last report)

Item 2.02.              Results of Operations and Financial Condition.

On October 30, 2008, we issued a press release describing our results of operations for the third quarter ended September 30, 2008, as well as providing supplemental financial information pertaining to our operations.  A copy of the press release and supplemental financial information are attached as Exhibit 99.1 and Exhibit 99.2 to this report.

The information, including exhibits hereto, in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" with the Securities and Exchange Commission and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.              Financial Statements and Exhibits.

99.1          Press release dated October 30, 2008, regarding our results of operations for the quarter ended September 30, 2008.

99.2          Supplemental Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 31, 2008

WEINGARTEN REALTY INVESTORS

By: /s/ Joe D. Shafer
Joe D. Shafer
Vice President/Chief Accounting Officer

INDEX TO EXHIBITS

99.1           Press release dated October 30, 2008, regarding our results of operations for the quarter ended September 30, 2008.

99.2           Supplemental Financial Information.